UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2025
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
3.450% Senior Notes Due 2037	PEP37	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC
4.050% Senior Notes Due 2055	PEP55	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Attached as Exhibit 99.1 and incorporated by reference into this Item 2.02 is a copy of the press release issued by PepsiCo, Inc. (“PepsiCo”), dated October 9, 2025, reporting PepsiCo’s financial results for the 12 and 36 weeks ended September 6, 2025.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 7, 2025, the Board of Directors (the “Board”) of PepsiCo appointed Stephen (“Steve”) Schmitt, 52, as PepsiCo’s Executive Vice President and Chief Financial Officer, effective November 10, 2025 (the “Effective Date”).
Mr. Schmitt has served as Executive Vice President and Chief Financial Officer for Walmart U.S. since 2021, overseeing the finance function for Walmart’s multi-billion-dollar omni-channel U.S. organization and leading the core financial activities of Walmart’s largest business unit. Mr. Schmitt served as Executive Vice President and Chief Financial Officer for Walmart U.S. Omni-Channel during 2021, Senior Vice President and Chief Financial Officer for Walmart U.S. eCommerce from 2019 to 2020 and as Senior Vice President and Chief Financial Officer for Sam’s Club from 2018 to 2019. Prior to that, Mr. Schmitt served in investor relations after joining Walmart in 2016. Prior to joining Walmart, Mr. Schmitt held a variety of roles at Yum! Brands from 2006 to 2016, where he developed expertise in quick service restaurants and the away-from-home business and evaluated long-term strategies, including strategic opportunities to support growth.
Mr. Schmitt has no family relationships with any director or executive officer of PepsiCo, and there are no arrangements or understandings with any person pursuant to which he was selected as an officer of PepsiCo. There are no related person transactions between Mr. Schmitt and PepsiCo that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.
In connection with the appointment of Mr. Schmitt, the Compensation Committee of the Board set Mr. Schmitt’s annual base salary at $900,000 with an annual incentive target of 150% of base salary. Mr. Schmitt’s annual incentive award payout will not be prorated for the fiscal year ending December 27, 2025 and will be determined by achievement of PepsiCo’s pre-established performance goals. Mr. Schmitt will receive a sign-on bonus of which $2,000,000 will be paid immediately and $1,500,000 will be paid on the first anniversary of the Effective Date, in each case subject to clawback if he resigns or his employment is terminated by PepsiCo for cause within 24 months after the Effective Date. Mr. Schmitt will also be eligible to participate in PepsiCo’s long-term incentive program and is expected to receive a March 1, 2026 award with a target grant date value of $5,000,000. Following commencement of employment, Mr. Schmitt will receive a special one-time restricted stock unit (“RSU”) grant with a target grant date value of $7,000,000, vesting 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date, contingent on his continued employment through the applicable vesting date. In the event PepsiCo terminates him without cause, Mr. Schmitt would be entitled to full payment of any unpaid portion of the sign-on bonus and to vest in any unvested portion of the RSU grant. The RSU grant, which is the only equity grant being made to Mr. Schmitt in connection with the commencement of his employment, is being made to offset compensation that was forfeited in connection with Mr. Schmitt’s departure from his prior employer.
Upon the Effective Date, Mr. Schmitt will succeed Jamie Caulfield, Executive Vice President and Chief Financial Officer, as PepsiCo’s principal financial officer. Mr. Caulfield will retire from PepsiCo at the end of the transition arrangement described below.
Mr. Caulfield and PepsiCo have entered into a transition agreement pursuant to which Mr. Caulfield will continue to perform services for PepsiCo through May 15, 2026. During the transition period, Mr. Caulfield will continue to receive his current base salary, and will continue to be eligible to participate in PepsiCo’s annual and long-term incentive programs and certain retirement and health and welfare plans. The transition agreement also includes customary confidentiality, non-competition, non-disparagement and non-solicitation provisions and a general release of any potential claims against PepsiCo.
On October 3, 2025, Darren Walker notified PepsiCo of his intent to retire from the Board, effective November 19, 2025. Mr. Walker’s decision to retire was not the result of any disagreement with PepsiCo on any matter relating to PepsiCo’s operations, policies or practices and was based on his desire to pursue other professional opportunities given that his tenure as president of the Ford Foundation comes to an end this year. PepsiCo wishes to express its sincere gratitude to Mr. Walker for his years of dedicated service on the Board.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by PepsiCo, Inc., dated October 9, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date:	October 8, 2025	By:	/s/ David Flavell
		Name:	David Flavell
		Title:	Executive Vice President, General Counsel and Corporate Secretary